Share-based compensation	3 Months Ended
Mar. 31, 2022
Share-based Payment Arrangements [Abstract]
Share-based compensation	Share-based compensation
Equity Incentive Plan 2019
In November 2019, the Company adopted the Equity Incentive Plan 2019. Under the Equity Incentive Plan 2019, the Company may at its discretion grant to plan participants, such as directors, certain employees and service providers, awards in the form of restricted shares and restricted share units (“RSUs”), share options, share appreciation rights, performance awards and other share-based awards. The Company has reserved 13,820,000 common shares for future issuance under the Equity Incentive Plan 2019 (including share-based equity awards granted to date less awards forfeited). As of March 31, 2022, the Company has 4,141,435 common shares available for the future issuance of share-based equity awards. On March 7, 2022, the Company issued its annual equity award, which was approved by the Compensation Committee of the Board of Directors and consisted of 1,867,076 share options and 570,340 RSUs. As of March 31, 2022, the Company has only granted share options, RSUs and performance awards under the Equity Incentive Plan 2019.
As of March 31, 2022, the cumulative amount recorded as an increase to Other Reserves within equity in the unaudited condensed consolidated interim balance sheet of the Equity Incentive Plan 2019 was KUSD 109,376. An amount of KUSD 512 was withheld for tax charges during the three months ended March 31, 2022. The amount of expense for all awards recognized for services received during the three months ended March 31, 2022 and 2021 were KUSD 13,910 and KUSD 13,951, respectively.
Share Options
Pursuant to the Equity Incentive Plan 2019, the Company may grant share options to its directors, certain employees and service providers working for the benefit of the Company at the time. The exercise price per share option is set by the Company at the fair market value of the underlying common shares on the date of grant, as determined by the Company, which is generally the closing share price of the Company’s common shares traded on the NYSE. The awards generally vest 25% on the first anniversary of the date of grant, and thereafter evenly on a monthly basis over the subsequent three years. The contractual term of each share option award granted is ten years. Under the grant, the options may be settled only in common shares of the Company. Therefore, the grants of share options under the Equity Incentive Plan 2019 have been accounted for as equity-settled under IFRS 2. As such, the Company records a charge for the vested portion of award grants and for partially earned but non-vested portions of award grants. This results in a front-loaded charge to the Company’s unaudited condensed consolidated interim statement of operations and a corresponding increase to Other Reserves within equity on the unaudited condensed consolidated interim balance sheet.
The expense recognized for services received during the three months ended March 31, 2022 and 2021 is KUSD 10,515 and KUSD 12,692, respectively.
The following table summarizes the share option awards outstanding as of March 31, 2022:

	Average strike price per share in USD	Number of awards	Weighted average remaining life in years
December 31, 2021	27.23	6,640,200	8.70
Granted	14.39	2,062,058	9.90
Forfeited	28.33	(272,752)	N/A
March 31, 2022	24.05	8,429,506	8.79
Awards outstanding as of March 31, 2022 and December 31, 2021, expire through 2032. The options granted during 2022 include the Company’s annual equity award discussed above. The grant-date fair value of the options relating to the annual equity awards was USD 8.85 per share. As of March 31, 2022, 2,741,045 awards are vested and exercisable out of the total outstanding awards of 8,429,506 common shares. The weighted average strike price and weighted average remaining life for vested and exercisable awards is USD 25.70 and 8.21 years, respectively.
The fair values of the options granted were determined on the date of the grant using the Black-Scholes option-pricing model. The Company used an independent valuation firm to assist in calculating the fair value of the award grants per participant.
The fair values of the options granted during the three months ended March 31, 2022 were determined on the date of the grant using the following assumptions:

	Three Months Ended	Three Months Ended
	March 31, 2022	March 31, 2021
Share price, in USD	14.00 - 19.69	27.32 - 32.22
Strike price, in USD	14.00 - 19.69	27.32 - 32.22
Expected volatility	70%	85%
Award life	6.08	5.5 - 6.08
Expected dividends	—	—
Risk-free interest rate	1.46% - 1.73%	0.51% - 1.12%
The expected volatility was based on the Company’s historical volatility and selected volatility determined by median values observed among other comparable public companies. The expected volatility utilized after FDA approval of ZYNLONTA decreased from those used prior to FDA approval due to a change in the peer group. Prior to FDA approval, the Company utilized a peer group primarily comprised of clinical-stage companies. Upon receipt of FDA approval, the Company updated the peer group to primarily comprise of commercial-stage companies, which lowered the expected volatility assumption.
The award life is based on the time interval between the date of grant and the date during the ten-year life after which, when making the grant, the Company expected on average that participants would exercise their options.
RSUs
Pursuant to the Equity Incentive Plan 2019, the Company may grant RSUs to its directors, certain employees and service providers working for the benefit of the Company at the time. The awards generally vest annually over a period of three years commencing on the first anniversary of the date of grant. Under the grant, the RSUs may be settled only in common shares of the Company. Therefore, the grants of RSUs under the Equity Incentive Plan 2019 have been accounted for as equity-settled under IFRS 2. As such, the Company records a charge for the vested portion of award grants and for partially earned but non-vested portions of award grants. This results in a front-loaded charge to the Company’s unaudited condensed consolidated interim statement of operations and a corresponding increase to Other Reserves within equity on the unaudited condensed consolidated interim balance sheet.
The expense recognized for services received during the three months ended March 31, 2022 and 2021 is KUSD 3,395 and KUSD 1,259.

	Number of awards	Weighted average grant date fair value
December 31, 2021	663,055	30.95
Granted	579,636	14.10
Vested	(137,908)	28.70
Forfeited	(48,833)	N/A
March 31, 2022	1,055,950	22.17
The RSUs granted during 2022 include the annual equity award discussed above.
Share-based Compensation Reserves
The movement in the Share-based Compensation Reserves (included in Other reserves within equity) is as follows:

	Three months ended
(in KUSD)	March 31, 2022	March 31, 2021
Equity Incentive Plan 2019 - Share Options	10,515	12,692
Equity Incentive Plan 2019 - RSUs	3,395	1,259
Tax and social charge deductions - Incentive Plan 2019	(512)	—
Total	13,398	13,951